EXHIBIT 99.1

                            STOCK PURCHASE AGREEMENT
                            ------------------------

         AGREEMENT made as of the 12 day of September, 2003 (the "Agreement") by and between LARRY LEVINSON, an individual, residing in Palm Beach County, Florida ("Seller" or "Levinson"), and NOVANET MEDIA, INC., a California corporation, with offices located at 370 Amapola, Suite 104, Torrance, CA 90501 ("Purchaser" or "Novanet").

                              W I T N E S S E T H:

         WHEREAS, Purchaser desires to acquire from Seller Four million four hundred eighty-two thousand (4,482,000) Shares of the outstanding and issued common stock, $.001 par value (the "Shares"), of Cybreads, Inc., a Florida corporation ("Cyberads"); and

         WHEREAS, the Seller proposes to sell the Shares to Purchaser on the terms and conditions hereinbelow set forth; and

         WHEREAS, Purchaser proposes to purchase the Shares on the terms and conditions hereinbelow set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree, as follows:

         1. The foregoing recitals are true and correct and are incorporated herein and made a part hereof.

         2.    SALE

               Subject to the terms and conditions hereof, Purchaser shall purchase from Seller and Seller shall sell the Shares to Purchaser, on September 20, 2003, or on sTuch other date as the parties may mutually agree upon (the "Closing Date"). With the exception of the Cyberads common stock, which common stock is the subject of Paragraph 3(e) hereof, and the One million (1,000,000) shares of common stock which were a portion of Levinson's original holdings in Cyberads, the Shares shall constitute all shares of Cyberads' common stock owned directly or beneficially (as such term is defined in Rule 13-d(3) of the rules adopted under the Securities Act of 1933, as amended (the "Act") by Seller.

















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         3.    PURCHASE PRICE AND ADDITIONAL AGREEMENTS

               (a) The  purchase  price  for the  Shares  shall be Five  hundred thousand dollars ($500,000) and such other consideration as provided herein. At the Closing, Purchaser shall deliver to Seller, by cash or cashier's check, the amount of Four hundred thousand dollars ($400,000), less such amounts as are, on the Closing Date, held by Bryn & Associates, P.A., as escrow agent (the "Escrow Agent") pursuant to that certain Escrow Agreement, dated July 14, 2003, by and among Levinson, Novanet and the Escrow Agent, and less funds previously disbursed by the Escrow Agent to Levinson in accordance with written instructions given to the Escrow Agent prior to the Closing Date by Novanet and Levinson, together with a Promissory Note, in the amount of One hundred thousand dollars ($100,000), attached hereto as Exhibit "A", issued by Purchaser to Seller, which Promissory Note shall be payable twenty-five (25) days from the Closing Date without interest.

               (b) Notwithstanding anything herein to the contrary, the completion and delivery of the Additional Agreements, as such term is defined herein and as set forth in Section 4 hereof, on or before the Closing Date shall be a condition precedent to the completion of purchase of the Shares.

         4.    ADDITIONAL AGREEMENTS

               The completion, execution and approval by Purchaser and Seller of
the  following   additional   agreements  and  documentation   (the  "Additional
Agreements") are a material condition to the parties' obligations hereunder:

                  (a) Prior to the Closing Date, Cyberads shall confirm and ratify its indebtedness to Levinson, through the issuance of a promissory note issued by Cyberads in favor of Levinson (the "Levinson Note"), for funds advanced to Cyberads by Levinson or borrowed by Levinson on behalf of Cyberads, together with interest accrued to date, calculated at the rate of 10% per annum (the "Levinson Loan"). The Levinson Note shall provide for monthly payments, to be applied first to all accrued but unpaid interest, of no less than Twenty-five thousand dollars ($25,000). The Levinson Note shall be secured by all of Cyberads' assets (including future ongoing receivables from existing contracts, including, but not limited to, that certain agreement by and between Cyberads and InPhonics, Inc.) existing on the Closing Date.

                  (b) Documentation that Levinson has, as of the Closing Date, been removed as a personal guarantor of any and all of Cyberads or its subsidiaries' indebtedness (the "Cyberads Indebtedness"),














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incurred prior to or subsequent to the Closing Date, to Rockland Credit Finance,
LLC and/or WebBank, Brightpoint, NA, and such other Cyberads Indebtedness as may be agreed on by the parties prior to the Closing Date. Additionally, Cyberads and its subsidiaries shall execute a document, reasonably acceptable to Levinson, providing for indemnification by Cyberads and its subsidiaries of Levinson with respect to any and all amounts that may be owed by Cyberads and/or its subsidiaries in connection with any past or current state, local or federal taxes relating to the conduct of Cyberads or its subsidiaries businesses, including, but not limited to, all taxes relating to the employment by Cyberads or its subsidiaries of all employees, including, but not limited to, withholding and related taxes.

                  (c) Levinson shall have received One million (1,000,000) shares of Cyberads' common stock (the "New Shares"), previously authorized by Cyberads' Board of Directors .

                  (d) A duly executed agreement by and among Levinson, Novanet and Cyberads, providing that, in the event the New Shares do not have a per share Closing Price, as defined in this sub-section, of $0.50 per share or greater twelve (12) months from the Closing Date, Cyberads shall issue such number of additional shares to Levinson as necessary, based upon the Closing Price, to result in Levinson having been issued a total number of shares having a value, calculated on the basis of the Closing Price, of Five hundred thousand dollars ($500,000). The Closing Price shall be calculated by taking the average bid and ask price quoted by all market makers in Cyberads' common stock for the twenty (20) trading days immediately prior to the first anniversary of the Closing Date.

                  (e) A duly  executed  agreement  by and between  Levinson  and
Novanet  providing  that the  exercise  price  payable to  Levinson  pursuant to options granted by Levinson with respect to Eight hundred thousand (800,000) shares of Cyberads stock, which shares are not part of the Shares or the New Shares (the "Option Shares"), shall be divided equally, upon exercise, between Levinson and Novanet, and providing further that, in the event some or all of the Option Shares are not exercised by the option holders prior to the expiration date of such options, the balance of the Option Shares not purchased pursuant to exercise of the option shall be delivered to Novanet by Levinson without the payment by Novanet of any
























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additional  consideration for such shares.  The Option Shares shall be deposited pursuant to a mutually agreed upon escrow agreement (the "Escrow Agreement") by and among Levinson, the option holders, Novanet, and the Escrow Agent. The Escrow Agreement shall provide that the Option Shares shall be held by the Escrow Agent and disbursed in accordance with the terms of this sub-paragraph
(e).

                  (f) Each of the parties hereto shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby, and each of the parties hereto shall use his or its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective, as promptly as practicable, the transactions contemplated by this Agreement.

         5. CONFIDENTIALITY. Each of the parties hereto shall cause his or its agent and other authorized representatives to hold in strict confidence, and not disclose to any other person without the prior written consent of the other parties, all information obtained from the other parties in connection with the transactions contemplated by this Agreement, except that such information may be disclosed: (i) where necessary, to any regulatory authorities or governmental agencies, (ii) if required by court order or decrees or applicable law, (iii) if it is publicly available as the result of an authorized disclosure, or (iv) to the public by Purchaser if it deems desirable to do so.

         6.    REPRESENTATIONS AND WARRANTIES OF THE SELLER.

               The Seller represents and warrants to Purchaser that:

               (a) The Seller has full authority and legal capacity to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the valid and binding obligation thereof, enforceable against the Seller in accordance with the terms, except to the extent that (i) enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive






















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and other forms of equitable relief may be subject to equitable  defenses and to the discretion of the court before which any proceeding may be brought.

               (b) When delivered, the Shares will be legally issued, fully paid and non-assessable and upon delivery of the certificates representing such shares to Purchaser, Purchaser shall have full marketable (but for restrictions imposed by Federal and State securities laws and regulations) and valid title thereto. No impediment to the sale of the Shares to Purchaser now exists or will exist on the Closing Date other than those imposed pursuant to Federal and State securities laws and regulations.

               (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any provision of any agreement or conflict with any restriction of any kind or nature to which the Seller is a party or by which it is bound. The Seller has and shall have, on the Closing Date, in partial reliance upon the representations and warranties made by Purchaser herein, the unqualified right to sell, assign and deliver the Shares to Purchaser and to pass thereto good and valid title thereto.

               (e) There are no claims for brokerage commissions or finder's fees in connection with the transactions contemplated hereby which have arisen or may arise from any act or failure to act of Seller or any person or entity authorized to act on Seller's behalf.

               (f) The representations and warranties of Seller herein are true and correct as of the date hereof and shall be true and correct as of the Closing Date with the same force and effect as made thereon.

         7.    REPRESENTATIONS AND WARRANTIES OF PURCHASER

               Purchaser hereby represents and warrants to Seller that:

               (a) Purchaser has full authority and legal capacity to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation thereof, enforceable against it in accordance with the terms, except to the extent that: (i) enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive


















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and other forms of equitable relief may be subject to equitable  defenses and to the discretion of the court before which any proceeding may be brought.

               (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any provision of any agreement or conflict with any restriction of any kind or nature to which the Purchaser is a party or by which it is bound.

               (c) The execution and delivery hereof, or the consummation of the transactions contemplated hereby, do not constitute a violation by Purchaser of Purchaser's Articles of Incorporation or by-laws, or any law, rule, regulation, order, judgment or decree of any court or of any local governmental authority.

               (d) There are no claims for brokerage commissions or finder's fees in connection with the transactions contemplated hereby which have arisen or may arise from any act or failure to act of Purchaser or any person or entity authorized to act on Purchaser's behalf.

               (e) Purchaser acknowledges its obligation to pay, as additional consideration hereunder, on the Closing Date, all unpaid, reasonable legal fees and costs incurred by Levinson and Cyberads through the Closing Date, in connection with the preparation of this Agreement and the transactions contemplated hereby.

         8.    SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS

               All of the representations, warranties and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

         9.    INDEMNIFICATION

               (a) The Seller hereby agrees to indemnify, defend and hold harmless Purchaser from and against any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and expenses ("Purchaser's Claims") asserted against, imposed upon or incurred by Purchaser resulting from or by reason of a breach of any representation or warranty of the Seller contained herein.

               Notwithstanding anything to the contrary contained herein, the liability of the Seller shall be limited to the Purchaser's Claims for which notice shall have been given

















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thereto on or before  forty-eight  (48) months  subsequent  to the Closing Date, whether or not the amount of any Purchaser's Claims has then been determined. Such notice shall set forth, to the extent possible, all details of any such claim.

               (b) Purchaser hereby agrees to indemnify, defend and hold harmless the Seller from and against any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and expenses (collectively hereinafter referred to as the "Seller's Claims") asserted against, imposed upon or incurred by the Seller resulting from or by reason of a breach of any representation or warranty of Purchaser contained herein.

               Notwithstanding anything to the contrary contained herein, the liability of the Purchaser shall be limited to the Seller's Claims for which notice shall have been given thereto on or before forty-eight (48) months subsequent to the Closing Date, whether or not the amount of any of Seller's Claims has then been determined. Such notice shall set forth, to the extent possible, all details of any such claim.

         10.   CONDITIONS OF INDEMNIFICATION

               The  obligations   and  liabilities  of  the  parties   hereunder
regarding claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

               (a) The indemnified party hereby agrees to promptly notify the indemnifying party in writing of any claims asserted against, imposed upon or incurred by the indemnified party, and the indemnifying party hereby agrees to undertake the defense thereof by representatives chosen by the indemnifying party. The indemnifying party shall have the right to control and handle the conduct of any litigation, to the extent such proceedings could result in a claim against the indemnifying party, provided that such conduct does not have a material adverse effect on the indemnified party. The indemnified party hereby agrees to cooperate with the indemnifying party in the defense of any such claim or proceeding. The indemnifying






















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party hereby agrees to keep the indemnified party informed as to the progress of any such claim or proceeding; and

               (b) In the event that the indemnifying party, within fifteen days after notification by the indemnified party of any claim, fails to defend, control or handle such matter, the indemnified party shall have the right, upon written notification to the indemnifying party, to defend, compromise or settle the same on behalf of and for the account and at the risk of the indemnifying party, to defend, compromise or settle the same on behalf of and for the account of and at the risk of the indemnifying party. In such event, the indemnifying party hereby agrees to advance and pay all costs and reasonable attorneys' fees with respect to such indemnification and to give full cooperation to the indemnified party; subject, however, to the right to the indemnifying party to assume such defense at any time prior to final settlement, compromise or determination thereof.












































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         11.   REMEDIES

               Except as specifically provided for elsewhere herein, all remedies hereunder shall be cumulative and shall not preclude the assertion by any party of any other rights or the seeking of any other remedies by it against the other party, including, but not limited to, the right of specific performance.

         12.   PURCHASER IS AN ACCREDITED INVESTOR

               This Agreement sets forth the terms upon which the Purchaser may purchase the Shares without registration of the Shares under the Act or applicable state laws. The Purchaser acknowledges that the Purchaser is an "accredited investor", as such term is defined under the rules and regulations of the Act, or is otherwise a qualified purchaser of the Shares without registration of the Shares under the Act or applicable state laws .

         13.   ACCESS TO INFORMATION.

               Novanet, its accountants, officers and representatives have been afforded full opportunity to request any and all relevant information and ask questions concerning the Shares and Cyberads. Novanet, its accountants, officers and representatives have been provided with full access to all of Cyberads' information, records, financial statements, and such other documentation as required by Novanet, and thus have had the opportunity to make copies of documents requested and have received answers to all questions raised by them to their full satisfaction. Novanet represents and warrants that it has not relied upon any information relating to Cyberads other than information supplied by Cyberads, its officers and representatives, and that such information has been independently and fully verified by Novanet, its accountants, officers and representatives. Novanet further represents and warrants that, to the best of Novanet's knowledge, after due inquiry, the offering of the Shares


























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and the  purchase of the Shares  were,  as of the date hereof and on the Closing
Date, made in compliance with applicable federal and state securities and other laws.

         14.   NO REGISTRATION

                  Novanet recognizes that the Shares have not been registered under the Act or applicable state securities laws and are being sold pursuant to the exemptions from registration under the Act and by applicable state law provisions. Novanet recognizes that, as a consequence, the Shares must be held indefinitely, unless it is subsequently registered under the Act and applicable state securities laws, or an exemption from such registration is available, so that Novanet must bear the economic risk of investment in the Shares for an indefinite period of time.

         15.   TRANSFER AND SIMILAR TAXES

               Purchaser agrees to pay all transfer taxes, documentary stamp taxes, intangible taxes and other similar taxes (if any) due and payable on account of the sale and transfer of Seller's Shares to Purchaser.

         16.   MISCELLANEOUS

               (a) This Agreement may not be assigned by any of the parties hereto, except by operation of law, and, in that case, shall inure to the benefit of the parties' respective successors or heirs.

               (b) This Agreement, including all other instruments or documents referred to herein or delivered pursuant hereto, contains the entire understanding of the parties hereto with respect to the subject matter contained herein. There are no representations, warranties, promises, covenants or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written agreement duly executed by the parties hereto. Any condition to a particular party's obligations hereunder may be waived in writing by such party.

               (c) The headings contained in this Agreement have been inserted for convenience and reference purposes only and shall not affect the meaning or interpretation hereof in any manner whatsoever.


















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
               (d) If any of the terms, provisions or conditions contained in this Agreement shall be declared to be invalid or void in any judicial proceeding, this Agreement shall be honored and enforced to the extent of its validity, and those provisions not declared invalid shall remain in full force and effect.

               (e) In the event of a breach or threatened breach by either party of its obligations hereunder, each party acknowledges that the other party will not have an adequate remedy at law and shall be entitled to such equitable and injunctive relief as may be available to restrain the other party from any violation of such obligations. Nothing herein shall be construed as prohibiting either party from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages.

               (f) Although previous drafts of this Agreement, substantially identical to the terms set forth herein, have been reviewed by counsel for Novanet and by the Board of Directors of Cyberads, the effectiveness of this Agreement is subject to the condition subsequent that neither counsel for Novanet nor the Board of Directors of Cyberads object to the terms of this definitive agreement by written, fax notice to the other parties hereto prior to 5:00 p.m. on Monday, September 15, 2003, Eastern Time.

               (g) All notices, requests, demands and other communication required or permitted to be given hereunder shall be deemed given when sent postage paid, by Registered or Certified Mail, Return Receipt Requested, addressed to each of the parties, as follows:

































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                  If to Purchaser, to:

                           Novanet Media, Inc.
                           370 Amapola, Suite 104
                           Torrance, CA 90501

                  If to Seller, to:

                           Larry Levinson
                           6001 Park of Commerce Blvd.
                           Boca Raton, FL  33487

or to such other address, or to the attention of such other party, as the parties shall advise the other by notice given in conformity herewith.

               (h) This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Florida. Any disputes that may arise under the terms of this Agreement shall be subject to the determination of a court of competent jurisdiction located in Palm Beach County, Florida. In the event that either party must resort to the Court to enforce or interpret this Agreement, then the prevailing party shall be entitled to an award of reasonable attorneys' fees and any costs incurred.

               (i) In the event that any clause or portion of this agreement shall be held invalid by any court, the parties intend and agree that such invalid clause or provision shall have no effect upon the validity of the other provisions of this Agreement, and that all of the other provisions of this Agreement shall be valid and enforceable.

               (j) This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.



























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         IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed  this Stock
Purchase Agreement as of the day and year first above written.

                                   PURCHASER:

                                   NOVANET MEDIA, INC.

                                   By: /s/ KENNETH OWEN


                                   SELLER:

                                   /s/ LARRY LEVINSON














































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